EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS SECOND QUARTER 2019 FINANCIAL RESULTS

•	Total revenue of $63.9 million, up 35% year-over-year.

•	Subscription revenue of $33.1 million, up 50% year-over-year.

•	Subscription gross margins of 70% and non-GAAP subscription margin of 73%, up more than 700 basis points year-over-year.

HOUSTON – July 25, 2019 — PROS Holdings, Inc. (NYSE: PRO), a provider of AI-powered solutions that optimize selling in the digital economy, today announced financial results for the second quarter ended June 30, 2019.

“Companies across industries are realizing they must transform how they sell in today’s digital economy,” stated CEO Andres Reiner. “These companies are turning to our AI solutions to power their digital selling strategies, which is accelerating our growth. We’re also proud to be recognized as the clear market leader in G2 Crowd’s Summer 2019 Evaluation of Pricing Optimization & Management Software.”

Second Quarter 2019 Financial Highlights

Key financial results for the second quarter 2019 are shown below. Throughout this press release, all dollar figures are in millions, except net loss per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q2 2019	Q2 2018	Change	Q2 2019	Q2 2018	Change
Revenue:
Total Revenue	$63.9	$47.4	35%	n/a	n/a	n/a
Subscription Revenue	$33.1	$22.0	50%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$48.1	$38.3	26%	n/a	n/a	n/a
Profitability:
Gross Profit	$40.3	$28.7	40%	$41.9	$30.3	39%
Operating Loss	$(12.1)	$(13.0)	$0.9	$(3.9)	$(5.6)	$1.8
Net Loss	$(17.5)	$(16.8)	$(0.7)	$(2.8)	$(5.2)	$2.4
Net Loss Per Share	$(0.44)	$(0.52)	$0.08	$(0.07)	$(0.16)	$0.09
Adjusted EBITDA	n/a	n/a	n/a	$(1.8)	$(5.4)	$3.7
Cash:
Net Cash Used in Operating Activities	$(3.5)	$(3.6)	$0.0	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$(5.2)	$(5.2)	$(0.1)

The attached tables provide a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•
Increased attendance of the PROS 2019 Outperform Customer Conference by more than 25% year-over-year as business leaders from nearly 40 countries gathered to learn how to transform a company’s selling experience to win in the digital economy.

•
Released the findings of PROS global survey of more than 1,000 procurement and purchasing leaders named “What B2B Buyers Want in 2019: Speed, Personalization and Intelligence”, which reveals that as buying needs have shifted, respondents prioritize self-service, value personalized experiences and expect fast responses to their quote requests.

•
Successfully completed an offering of $143.8 million aggregate principal amount of convertible senior notes due in 2024 in a private placement and used a significant portion of the net proceeds from the offering to retire the majority of PROS’ outstanding 2.0% Convertible Senior Notes due in 2019.

Financial Outlook

PROS anticipates the following based on an estimated 40.2 million basic weighted average shares outstanding for the third quarter of 2019 and a 22% non-GAAP estimated tax rate for the third quarter and full year 2019:

	Q3 2019 Guidance	v. Q3 2018 at Mid-Point	Full Year 2019 Guidance	v. Prior Year at Mid-Point
Total Revenue	$63.0 to $63.5	29%	$247.0 to $248.0	26%
Subscription Revenue	$36.0 to $36.5	52%	$137.5 to $138.5	45%
ARR	n/a	n/a	$220.0 to $222.0	17%
Non-GAAP Loss Per Share	$(0.09) to $(0.07)	$0.05	n/a	n/a
Adjusted EBITDA	$(2.5) to $(1.5)	$2.9	$(9.5) to $(8.5)	$10.0
Free Cash Flow	n/a	n/a	$0.0 to $2.0	$1.5
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Thursday, July 25, 2019, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Thursday, August 8, 2019, at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13691741.

About PROS

PROS Holdings, Inc. (NYSE: PRO) provides AI solutions that power commerce in the digital economy. PROS solutions bring intelligence to commerce by providing companies with predictive and prescriptive guidance that enables them to dynamically price, configure and sell their products and services across all channels with speed, precision and consistency. To learn more, visit www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements, including statements about our future financial performance; positioning; management's confidence and optimism; customer successes; demand for enterprise sales, pricing, configure-price-quote, revenue management, shopping and merchandising generally and our modern commerce software solutions in particular; business expansion; business predictability; ARR; revenue; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a)threats to the security of our or our customer’s data, (b) potential business or service disruptions from our third party data centers, cloud platform providers or other unrelated service providers, (c) evolving data privacy, cyber security and data localization laws and regulations, (d) our ability to manage our cloud operations, (e) our ability to migrate customers with on-premise software licenses to our latest cloud solutions; (f) our ability to return to profitability following our transition to a cloud strategy; (g) the risk that the markets for our software do not grow as anticipated, (h) the length of our sales cycles, (i) the risk that we will not be able to maintain historical subscription, maintenance, and support renewal rates, (j) competition from vendors of sales, pricing, revenue management, shopping and merchandising, and configure-price-quote solutions, (k) potential unauthorized or improper actions of our personnel, (l) the risk that acquisitions we have and may enter into in the future may be difficult to integrate, fail to achieve our objectives, disrupt our business, dilute stockholder value or divert management attention, (m) any downturn in sales to our target markets, (n) potential delays or other challenges related to the implementation of our solutions, (o) personnel risks associated with growing a business generally, (p) the impact that a slowdown in the world or any particular economy has on our business sales cycles, prospects’ and customers’ spending decisions, timing of implementation decisions, payment and renewal decision, (q) our debt repayment obligations, (r) the impact of currency fluctuations on our results of operations, and (s) civil and political unrest in geographic regions in which we operate. Additional information relating to the uncertainty affecting PROS’ business is contained in our filings with the Securities and Exchange Commission. These forward-looking statements represent PROS’ expectations as of the date of this press release. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP tax rate, non-GAAP net income (loss) and diluted earnings (loss) per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition.

PROS also presents certain information in “constant currency,” which is also a non-GAAP financial measure. Since PROS has operations outside of the United States reporting in currencies other than the U.S. dollar, the comparability of our operating results reported in U.S. Dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which we transact change in value over time compared to the U.S. Dollar. These fluctuations may have a significant effect on our reported results. As such, this release contains references to constant currency measures, which are calculated based on currency rates set at the start of a year and held constant throughout the year. Management believes this supplemental information is useful to investors as a framework for facilitating period-to-period comparisons of our business performance excluding the effects of foreign currency exchange rate fluctuations.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles, acquisition-related expenses, amortization of debt discount and issuance costs, new headquarters noncash rent expense, debt extinguishment fees, loss on debt extinguishment and related taxes. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:

•
Share-Based Compensation:  Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

•
Acquisition-Related Expenses: Acquisition-related expenses include integration costs and other one-time direct costs associated with our acquisitions. These amounts are unrelated to our core performance during any particular period and are impacted by the timing and size of the acquisitions. We exclude acquisition-related expenses to provide investors a method to compare our operating results to prior periods and to peer companies because such amounts can vary significantly based on the frequency of acquisitions and magnitude of acquisition expenses.

•
Amortization of Debt Discount and Issuance Costs: Amortization of debt discount and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.

•
New Headquarters Noncash Rent Expense: Noncash rent expense is related to our new corporate headquarters and is incurred prior to occupation of this facility. These amounts are unrelated to our core performance during any particular period and we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude the noncash rent expense on the preoccupied new headquarters in order for investors to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Debt extinguishment fees: Debt extinguishment fees relate to third party fees incurred in connection with the partial retirement of our senior convertible notes due in December 2019. These amounts are unrelated to our core performance during any particular period and we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude the debt extinguishment fees in order for investors to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Loss on debt extinguishment: Loss on debt extinguishment relates to the partial retirement of our senior convertible notes due in December 2019. This amounts is unrelated to our core performance during any particular period and we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude the loss on debt extinguishment in order for investors to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements recognized as license revenue in accordance with GAAP. ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, amortization of acquisition-related intangibles, depreciation and amortization, integration costs and other one-time direct costs associated with our acquisitions, new headquarters noncash rent expense and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Shannon Tatz
713-335-5932
ir@pros.com

Media Contact:
James Garber
617-960-9875
pros@marchcomms.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	June 30, 2019	December 31, 2018
Assets:
Current assets:
Cash and cash equivalents	$329,562	$295,476
Trade and other receivables, net of allowance of $977 and $978, respectively	53,069	41,822
Deferred costs, current	4,927	4,089
Prepaid and other current assets	7,692	4,756
Total current assets	395,250	346,143
Property and equipment, net	15,128	14,676
Operating lease right-of-use assets	23,215	—
Deferred costs, noncurrent	14,468	13,373
Intangibles, net	15,845	19,354
Goodwill	38,161	38,231
Other assets, noncurrent	5,832	5,190
Total assets	$507,899	$436,967
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable and other liabilities	$6,948	$6,934
Accrued liabilities	13,314	9,506
Accrued payroll and other employee benefits	18,499	22,519
Operating lease liabilities, current	5,326	—
Deferred revenue, current	113,808	99,262
Current portion of convertible debt, net	21,121	136,529
Total current liabilities	179,016	274,750
Deferred revenue, noncurrent	14,795	17,903
Convertible debt, net, noncurrent	198,428	88,661
Operating lease liabilities, noncurrent	19,415	—
Other liabilities, noncurrent	751	754
Total liabilities	412,405	382,068
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 44,601,308 and 41,573,491 shares issued, respectively; 40,183,723 and 37,155,906 shares outstanding, respectively	45	42
Additional paid-in capital	439,995	364,877
Treasury stock, 4,417,585 common shares, at cost	(13,938)	(13,938)
Accumulated deficit	(327,142)	(292,708)
Accumulated other comprehensive loss	(3,466)	(3,374)
Total stockholders’ equity	95,494	54,899
Total liabilities and stockholders’ equity	$507,899	$436,967

PROS Holdings, Inc.
Condensed Consolidated Statements of Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenue:
Subscription	$33,080	$22,038	$63,495	$42,988
Maintenance and support	15,040	16,225	30,367	32,799
Total subscription, maintenance and support	48,120	38,263	93,862	75,787
License	2,028	695	2,534	1,761
Services	13,730	8,468	23,613	17,788
Total revenue	63,878	47,426	120,009	95,336
Cost of revenue:
Subscription	9,779	8,491	19,504	17,255
Maintenance and support	2,835	2,953	5,637	5,910
Total cost of subscription, maintenance and support	12,614	11,444	25,141	23,165
License	40	64	101	137
Services	10,929	7,216	19,131	14,943
Total cost of revenue	23,583	18,724	44,373	38,245
Gross profit	40,295	28,702	75,636	57,091
Operating expenses:
Selling and marketing	22,945	18,590	44,430	36,158
General and administrative	12,040	10,145	23,707	20,834
Research and development	17,455	12,960	33,254	27,744
Acquisition-related	—	—	—	95
Loss from operations	(12,145)	(12,993)	(25,755)	(27,740)
Convertible debt interest and amortization	(4,274)	(4,226)	(8,630)	(8,405)
Other (expense) income, net	(862)	244	409	446
Loss before income tax provision (benefit)	(17,281)	(16,975)	(33,976)	(35,699)
Income tax provision (benefit)	236	(131)	458	1
Net loss	$(17,517)	$(16,844)	$(34,434)	$(35,700)

Net loss per share:
Basic and diluted	$(0.44)	$(0.52)	$(0.89)	$(1.10)
Weighted average number of shares:
Basic and diluted	39,413	32,651	38,518	32,514

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Operating activities:
Net loss	$(17,517)	$(16,844)	$(34,434)	$(35,700)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,504	3,256	6,829	6,620
Amortization of debt discount and issuance costs	3,179	2,988	6,295	5,929
Share-based compensation	5,979	5,462	12,025	11,398
Deferred income tax, net	—	(252)	—	(252)
Provision for doubtful accounts	—	215	—	215
Loss on disposal of assets	—	2	—	37
Loss on debt extinguishment	2,266	—	2,266	—
Changes in operating assets and liabilities:
Accounts and unbilled receivables	(7,474)	(10,556)	(11,247)	(7,102)
Deferred costs	(1,040)	(880)	(1,933)	(642)
Prepaid expenses and other assets	(1,458)	1,513	(3,523)	(62)
Accounts payable and other liabilities	(1,133)	1,039	(568)	1,729
Accrued liabilities	2,597	3,529	5,231	2,114
Accrued payroll and other employee benefits	7,759	3,854	(4,020)	(4,327)
Deferred revenue	(211)	3,096	11,435	11,733
Net cash used in operating activities	(3,549)	(3,578)	(11,644)	(8,310)
Investing activities:
Purchases of property and equipment	(1,696)	(409)	(2,307)	(1,187)
Capitalized internal-use software development costs	—	(1,168)	(868)	(2,484)
Purchase of equity securities	(68)	—	(68)	—
Purchase of intangible asset	—	—	(50)	—
Net cash used in investing activities	(1,764)	(1,577)	(3,293)	(3,671)
Financing activities:
Exercise of stock options	—	326	—	1,201
Proceeds from employee stock plans	—	—	943	834
Tax withholding related to net share settlement of stock awards	(4,403)	(1,713)	(18,642)	(8,968)
Payments of notes payable	—	3	—	(55)
Proceeds from issuance of convertible debt, net	140,156	—	140,156	—
Debt issuance costs related to convertible debt	(648)	—	(648)	—
Purchase of capped call	(16,445)	—	(16,445)	—
Retirement of convertible debt	(75,958)	—	(75,958)	—
Proceeds from termination of bond hedge	64,819	—	64,819	—
Payment for termination of warrant	(45,243)	—	(45,243)	—
Net cash provided by (used in) financing activities	62,278	(1,384)	48,982	(6,988)
Effect of foreign currency rates on cash	(39)	260	41	331
Net change in cash and cash equivalents	56,926	(6,279)	34,086	(18,638)
Cash and cash equivalents:
Beginning of period	272,636	148,146	295,476	160,505
End of period	$329,562	$141,867	$329,562	$141,867

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 10.

	Three Months Ended June 30,		Quarter over Quarter	Six Months Ended June 30,		Year over Year
	2019	2018	% change	2019	2018	% change
GAAP gross profit	$40,295	$28,702	40%	$75,636	$57,091	32%
Non-GAAP adjustments:
New headquarters noncash rent expense	160	—		313	—
Amortization of acquisition-related intangibles	993	1,181		2,027	2,422
Share-based compensation	494	398		1,032	880
Non-GAAP gross profit	$41,942	$30,281	39%	$79,008	$60,393	31%

Non-GAAP gross margin	65.7%	63.8%		65.8%	63.3%

GAAP loss from operations	$(12,145)	$(12,993)	(7)%	$(25,755)	$(27,740)	(7)%
Non-GAAP adjustments:
Acquisition-related expenses	—	—		—	95
Debt extinguishment fees	319	—		319	—
New headquarters noncash rent expense	555	—		1,109	—
Amortization of acquisition-related intangibles	1,425	1,897		3,008	3,912
Share-based compensation	5,979	5,462		12,025	11,398
Total Non-GAAP adjustments	8,278	7,359		16,461	15,405
Non-GAAP loss from operations	$(3,867)	$(5,634)	(31)%	$(9,294)	$(12,335)	(25)%

Non-GAAP loss from operations % of total revenue	(6.1)%	(11.9)%		(7.7)%	(12.9)%

GAAP net loss	$(17,517)	$(16,844)	4%	$(34,434)	$(35,700)	(4)%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting loss from operations	8,278	7,359		16,461	15,405
Amortization of debt discount and issuance costs	3,168	2,976		6,274	5,905
Loss on debt extinguishment	2,266	—		2,266	—
Tax impact related to non-GAAP adjustments	1,022	1,330		2,433	3,167
Non-GAAP net loss	$(2,783)	$(5,179)	(46)%	$(7,000)	$(11,223)	(38)%

Non-GAAP diluted loss per share	$(0.07)	$(0.16)		$(0.18)	$(0.35)

Shares used in computing non-GAAP loss per share	39,413	32,651		38,518	32,514

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Cost of Subscription Items
New headquarters noncash rent expense	16	—	32	—
Amortization of acquisition-related intangibles	821	997	1,680	2,050
Share-based compensation	68	35	139	88
Total cost of subscription items	$905	$1,032	$1,851	$2,138

Cost of Maintenance Items
New headquarters noncash rent expense	28	—	56	—
Amortization of acquisition-related intangibles	162	172	326	349
Share-based compensation	44	54	104	132
Total cost of maintenance items	$234	$226	$486	$481

Cost of License Items
Amortization of acquisition-related intangibles	10	12	21	23
Total cost of license items	$10	$12	$21	$23

Cost of Services Items
New headquarters noncash rent expense	116	—	225	—
Share-based compensation	382	309	789	660
Total cost of services items	$498	$309	$1,014	$660

Sales and Marketing Items
New headquarters noncash rent expense	103	—	206	—
Amortization of acquisition-related intangibles	432	716	981	1,490
Share-based compensation	1,414	1,284	2,814	2,568
Total sales and marketing items	$1,949	$2,000	$4,001	$4,058

General and Administrative Items
New headquarters noncash rent expense	88	—	181	—
Debt extinguishment fees	319	—	319	—
Share-based compensation	2,808	2,688	5,620	5,567
Total general and administrative items	$3,215	$2,688	$6,120	$5,567

Research and Development Items
New headquarters noncash rent expense	204	—	409	—
Share-based compensation	1,263	1,092	2,559	2,383
Total research and development items	$1,467	$1,092	$2,968	$2,383

Acquisition-related expenses	$—	$—	$—	$95

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Adjusted EBITDA
GAAP Loss from Operations	$(12,145)	$(12,993)	$(25,755)	$(27,740)
Acquisition-related expenses	—	—	—	95
Amortization of acquisition-related intangibles	1,425	1,897	3,008	3,912
New headquarters noncash rent expense	555	—	1,109	—
Debt extinguishment fees	319	—	319	—
Share-based compensation	5,979	5,462	12,025	11,398
Depreciation and other amortization	2,079	1,359	3,821	2,708
Capitalized internal-use software development costs	—	(1,168)	(868)	(2,484)
Adjusted EBITDA	$(1,788)	$(5,443)	$(6,341)	$(12,111)

Free Cash Flow
Net cash used in operating activities	$(3,549)	$(3,578)	$(11,644)	$(8,310)
Purchase of property and equipment (excluding new headquarters)	(1,658)	(409)	(2,269)	(1,187)
Purchase of intangible asset	—	—	(50)	—
Capitalized internal-use software development costs	—	(1,168)	(868)	(2,484)
Free Cash Flow	$(5,207)	$(5,155)	$(14,831)	$(11,981)

Guidance	Q3 2019 Guidance		Full Year 2019 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(13,000)	$(12,000)	$(49,500)	$(48,500)
Amortization of acquisition-related intangibles	1,400	1,400	5,700	5,700
New headquarters noncash rent expense	600	600	2,000	2,000
Share-based compensation	6,200	6,200	24,500	24,500
Depreciation and other amortization	2,300	2,300	8,300	8,300
Capitalized internal-use software development costs	—	—	(500)	(500)
Adjusted EBITDA	$(2,500)	$(1,500)	$(9,500)	$(8,500)